EQUITY FUNDS
                               SEMI-ANNUAL REPORT

                 IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND,
                                 IAI VALUE FUND

                               SEPTEMBER 30, 1997

                                   (UNAUDITED)








                                     [LOGO]
                                       IAI
                                  MUTUAL FUNDS

                                TABLE OF CONTENTS

          IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND


                               SEMI-ANNUAL REPORT
                               SEPTEMBER 30, 1997
                                   (UNAUDITED)


  Chairman's Letter...................................................... 2

  Fund Managers' Reviews

      IAI GROWTH AND INCOME FUND......................................... 4

      IAI REGIONAL FUND.................................................. 6

      IAI VALUE FUND..................................................... 8

  Fund Portfolios

      IAI GROWTH AND INCOME FUND........................................ 10

      IAI REGIONAL FUND................................................. 13

      IAI VALUE FUND.................................................... 17

  Notes to Fund Portfolios.............................................. 20

  Statements of Assets and Liabilities.................................. 28

  Statements of Operations.............................................. 30

  Statements of Changes in Net Assets................................... 32

  Financial Highlights

      IAI GROWTH AND INCOME FUND........................................ 34

      IAI REGIONAL FUND................................................. 35

      IAI VALUE FUND.................................................... 36

  Notes to Financial Statements......................................... 37

  IAI Mutual Fund Family................................................ 42

  Adviser, Custodian, Legal Counsel,
  Independent Auditors,
  Directors.............................................. Inside Back Cover

                                CHAIRMAN'S LETTER
          IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND

[PHOTO]
NOEL P. RAHN
CHAIRMAN

A DAY FOR BUYING OPPORTUNITIES

In life, traumatic events grip our attention, sometimes compelling us to make quick decisions, often rewarding us for remaining calm. As time passes, we collect ourselves and attain a perspective.

The stock market is a case in point. The last few days of October broke records for points lost and gained--and for trading volume, which reached a billion shares per day. But now that we've had some time to reflect, what really happened? And what does it mean over the long term?

The problem began in Southeast Asia, as those booming economies increasingly became overbuilt. Investors, seeing trouble ahead, withdrew their money, causing downward pressure on currencies in Thailand and Malaysia. The governments attempted to boost their currencies by raising interest rates. That caused investors in these fragile stock markets to flee. Once the panic spread to Hong Kong, investors throughout the world reacted.

In the United States, investors who were having a good year so far in 1997 decided to lock in their profits. Many of the best performers in recent years, such as technology companies which do a great deal of business in Asia, were hit hard. Small capitalization stocks held up better, as did large cap companies like retailers who do their business exclusively in the United States.

The October 27 sell-off was inevitably compared with the stock market of 1987. But there really was no comparison. In percentage terms, this year's fireworks amounted to a 7% drop. In comparison, the 1987 sell-off was 22% in one day.

But there are other fundamental differences too, which make the events of October 27, 1997, much less worrisome. Ten years ago, inflation was in the mid-single digits and rising. Today, some economists would argue that there is no inflation at all--in fact, there may even be deflation. In 1987, interest rates were in the double digits and rising. Today, the 30-year U.S. Treasury bond yields about 6%. In 1987, the federal budget deficit was mushrooming. Today, the deficit has virtually been wiped out, and there's talk of a surplus. The American economy is much stronger today than it was a decade ago.

Perhaps most importantly, investors, rather than running scared and selling at the bottom, increasingly look at days like October 27 as a buying opportunity.

Even with the events of late October, the stock market has turned in an above-average performance for 1997. Historically, stocks have produced average annual returns of 10-12%. Viewed over this decade, and since the bull market began in 1982, investors have truly enjoyed excellent results.

We believe the turmoil that occurred on October 27 will prove to be a relatively minor event. True, it was a very strong reaction to external events. But the environment continues to be a good one for U.S. investors. The economy continues to grow at a 3-4% rate without inflation. Interest rates are low and corporate profits continue to grow, although more slowly than in recent years. And the markets in Asia appear to have stabilized for now.

The recent volatility is a great reminder to dollar-cost average into the markets. Mutual funds make it easy to invest a fixed amount of money periodically. When the market is down, that fixed investment buys more shares at bargain prices. Such an automatic process allows you to keep your long-term perspective when days like October 27th inevitably occur.

                                CHAIRMAN'S LETTER
          IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND

ECONOMIC OUTLOOK

A summary of economic outlook as provided by Larry Hill, IAI's Chief Fixed Income Officer, is listed below.

Fundamentally, the U.S. economy is in good shape. The expansion continued at a 3.6% pace in the third quarter, making this the first time since 1983 that inflation-adjusted growth has been above 3% for four consecutive quarters. During this same time, prices rose at an annualized rate of only 1.4%--the slowest quarterly increase since 1964.

As further evidence of strength, the unemployment rate dropped to 4.7% in October, its lowest level in 24 years. Job gains were widespread throughout a majority of industries. So far in 1997, over 2.1 million new jobs have been created.

On the fiscal policy side, the federal budget deficit has declined dramatically. Tax receipts have exceeded expectations, hinting that income growth is even higher than current statistics indicate. Low inflation has allowed the Fed to follow a neutral monetary policy. The last time the Fed acted was in March of this year when the overnight rate was raised by 0.25%. A shrinking deficit and neutral monetary policy has helped long-term interest rates to drop by 1% in the last six months.

Given this favorable backdrop, U.S. financial markets have experienced above-average returns. For the 10 months through October, the stock market was up 28% and bonds had returned about 8%.

Unfortunately, this good news has recently been overshadowed by turmoil overseas. Currency devaluation and falling stock prices in the Asian Pacific region quickly became a global event. In typical fashion, markets have led economics. The events in October were a dramatic reintroduction of risk premiums into the global investment equation. While some investors clearly suffered substantial losses, the impact so far has been more psychological than fundamental. Falling markets are likely to lead to slower growth and rising financial problem in the afflicted economies. Although market volatility will continue, the economic impact will be less invasive for the major economies of Europe and North America. Global growth and inflation may be mildly lower. However, as markets stabilize, investors are likely to refocus on positive fundamentals.

Please read the Fund Managers' Reviews, which follow this letter, for a detailed perspective on Fund performance and our strategy going forward. We appreciate your continued trust and confidence in IAI. If there is any way we can serve you better, please let us know by calling our toll-free Investor Services Hotline at 1-800-945-3863.

Sincerely,

/s/ Noel P. Rahn

Noel P. Rahn
Chairman

                              FUND MANAGER'S REVIEW
                           IAI GROWTH AND INCOME FUND

IAI GROWTH AND INCOME FUND

[PHOTO]
DONALD J. HOELTING,
CFA
IAI GROWTH AND INCOME FUND
MANAGER

[BAR CHART]

TOP FIVE SECTORS
% OF NET ASSETS AS OF 9/30/97

FINANCIAL                     19.0%
CONSUMER DURABLES             14.9%
PRODUCER MANUFACTURING        12.9%
CONSUMER NON-DURABLES          8.0%
ELECTRONIC TECHNOLOGY          6.8%


WHAT IS THE FUND'S OBJECTIVE?

The IAI Growth and Income Fund is designed for investors who seek long-term capital appreciation, with income as a secondary objective. It pursues its objectives by investing in a broadly diversified portfolio of common stocks. While dividends are a factor in stock selection, the dominant criteria is the potential for long-term growth.

HOW HAS THE FUND PERFORMED?

The Fund generated a total return of 7.11% this past quarter. This was roughly in line with the market as represented by the S&P 500, which was up 7.61% for the quarter. For the six months ended September 30, 1997, the Fund produced a return of 25.95%, while the S&P 500 Index had a 26.38% total return. Large capitalization stocks had been driving the market indices until recently when a few large "blue chip" companies announced they would not be able to meet earnings expectations of Wall Street analysts. This bad earnings news, coupled with the fact that small and medium sized stocks represented better value, resulted in many investors selling large capitalization stocks to buy smaller "cap" stocks. As a result, many of the Fund's smaller cap stocks performed well.

     The best performing sectors for the Fund were energy, health care, and capital goods, while the worst performers were basic material and consumer staples.

WHICH HOLDINGS WERE PARTICULARLY SUCCESSFUL FOR THE FUND? WERE THERE ANY DISAPPOINTMENTS?

Our holdings in the energy sector were particularly successful this quarter. Strong performing stocks included Department 56 (4.18%)*, Intel (2.88%)*, Harley-Davidson (2.91%)*, Healthcare COMPARE (3.04%)*, and SLM Holding (3.82%)*. The worst performing stocks in the quarter were Aetna (2.06%)*, Eastman Kodak (1.82%)*, and Electronic Data Systems (0.80%)*

* PERCENTAGE OF NET ASSETS AS OF 9/30/97

WERE THERE ANY SIGNIFICANT CHANGES?

No significant restructuring occurred this past quarter, although we took some profits on some of our heavier weighted positions.

CAN YOU POINT TO ANY SPECIFIC MARKET FACTORS THAT INFLUENCED THE FUND'S PERFORMANCE?

The shift from large cap stocks to smaller cap stocks benefited the Fund, given that the Fund holds a somewhat larger percentage of smaller cap stocks than the S&P 500 index.

WHAT IS YOUR OUTLOOK FOR THE FUND?

We believe the overall market fully reflects an economic environment of strong growth and low inflation, leaving little room for negative news. More than ever, we believe our focus on companies with solid competitive advantages, generating high levels of free cash flow at attractive valuations, positions us well for what will very likely be a less stable economic environment in the future.

                              FUND MANAGER'S REVIEW
                           IAI GROWTH AND INCOME FUND

NOTE TO CHAIRMAN'S LETTER & FUND MANAGER'S REVIEW

PERFORMANCE DATA FOR THE IAI GROWTH AND INCOME FUND INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN, YIELD AND PRINCIPAL MAY FLUCTUATE SO THAT, WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PROSPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDICES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES.


VALUE OF $10,000 INVESTMENT+

[PLOT POINTS GRAPH]

                   IAI GROWTH &
                   INCOME FUND        S&P 500 INDEX
     10/1/87         $10,000             $10,000
     3/31/88         $ 8,285             $ 8,179
     3/31/89         $ 9,781             $ 9,642
     3/31/90         $11,421             $11,480
     3/31/91         $12,268             $13,133
     3/31/92         $13,442             $14,583
     3/31/93         $14,657             $16,810
     3/31/94         $15,106             $17,051
     3/31/95         $16,452             $19,709
     3/31/96         $19,987             $26,044
     3/31/97         $22,653             $31,237
     9/30/97         $28,535             $39,479


AVERAGE ANNUAL RETURNS+
THROUGH 9/30/97

                                 Six Months**     1 Year      5 Years  10 Years
--------------------------------------------------------------------------------
  IAI GROWTH AND INCOME FUND        25.95%        32.68%      16.13%    11.06%
--------------------------------------------------------------------------------
  S&P 500 Index                     26.38%        40.67%      20.83%    14.72%

+  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
** NOT ANNUALIZED


TOP TEN HOLDINGS*
                                                               % of Net Assets
                                                             -------------------
 Issue                           Sector                      9/30/97    3/31/97
--------------------------------------------------------------------------------
 Nabors Industries               Industrial Services           4.29       1.60
 Department 56                   Consumer Durables             4.18       3.18
 Westinghouse Electric           Producer Manufacturing        4.03       2.67
 SLM Holding                     Financial                     3.82         --
 Federal Home Loan Mortgage
    Corporation                  Financial                     3.18       3.14
 Wal-Mart Stores                 Retail Trade                  3.10       2.45
 Philip Morris                   Consumer Non-Durables         3.08       3.66
 Healthcare COMPARE              Health Services               3.04         --
 SmithKline Beecham ADR          Health Technology             2.96       2.75
 Tyco International              Producer Manufacturing        2.94       2.41
--------------------------------------------------------------------------------
 TOTAL                                                        34.62      21.86

* EXCLUDES U.S. TREASURY AND GOVERNMENT OBLIGATIONS

                              FUND MANAGER'S REVIEW
                                IAI REGIONAL FUND

IAI REGIONAL FUND

[PHOTO]
MARK C HOONSBEEN,
CFA
IAI REGIONAL FUND MANAGER


[BAR CHART]

TOP FIVE SECTORS
% OF NET ASSETS AS OF 9/30/97

PRODUCER MANUFACTURING        15.4%
ELECTRONIC TECHNOLOGY          9.8%
CONSUMER DURABLES              9.6%
HEALTH TECHNOLOGY              8.4%
PROCESS INDUSTRIES             8.0%


WHAT IS THE FUND'S OBJECTIVE?

The IAI Regional Fund is designed for investors who seek long-term capital appreciation. It pursues its objective of long-term capital appreciation by investing primarily in equity securities of companies headquartered in Minnesota, Wisconsin, Iowa, Illinois, Nebraska, Montana, North Dakota and South Dakota.

HOW HAS THE FUND PERFORMED?

During the third quarter, the IAI Regional Fund rose 11.47% which compares very favorably versus a 6.40% gain for the Regional 300 Index and a 7.61% gain for the S&P Index. For the six months ended September 30, 1997, the Fund produced a return of 30.46%, while the S&P 500 Index had a 26.38% total return.

WHICH HOLDINGS WERE PARTICULARLY SUCCESSFUL FOR THE FUND? WERE THERE ANY DISAPPOINTMENTS?

Recovery Engineering (1.70%)* continued its upward streak with another strong contribution to the Fund's performance. Cerus (0.31%)*, CIMA Labs (0.38%)*, Richardson Electronics (0.49%)*, and Secure Computing (0.66%)* also turned in strong absolute performance. Almost every sector of the Fund contributed positively to performance with the technology and capital goods areas leading the way. The only significant disappointment was Sitel (0.00%)* which announced slower than expected earnings growth. Sitel was subsequently eliminated from the Fund.

WERE THERE ANY SIGNIFICANT CHANGES IN THE FUND?

We initiated new positions in Excelsior-Henderson Motorcycle (0.32%)*, Hormel Foods (0.78%)*, Galileo International (0.75%)*, and Platinum Technology (0.45%)*. During the quarter we sold positions in IMC Global (0.00%)*, Harley-Davidson (0.00%)*, Control Data Systems (0.00%)*, and Motorola (0.00%)*.

* PERCENTAGE OF NET ASSETS AS OF 9/30/97

CAN YOU POINT TO ANY SPECIFIC MARKET FACTORS THAT INFLUENCED THE FUND'S PERFORMANCE?

Small capitalization stocks led the stock market during the third quarter as evidenced by the Russell 2000 Index return of 14.9%. This was roughly double that of the S&P 500 Index return. Stocks with market capitalization of below $1 billion make up approximately 45% of the Fund and this strong relative gain by small cap stocks contributed greatly to the Fund's return.

WHAT IS YOUR OUTLOOK FOR THE FUND?

We continue to monitor our companies very carefully. During the past quarter several large cap companies sent warnings to market about slower earnings growth. Our focus on investing in companies with sustainable growth and high returns on capital should prove to be rewarding in an environment where larger companies are finding it a challenge to meet expectations.

                              FUND MANAGER'S REVIEW
                                IAI REGIONAL FUND

NOTE TO CHAIRMAN'S LETTER & FUND MANAGER'S REVIEW

PERFORMANCE DATA FOR THE IAI REGIONAL FUND INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN, YIELD AND PRINCIPAL MAY FLUCTUATE SO THAT, WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PROSPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDICES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES.


VALUE OF $10,000 INVESTMENT+

[PLOT POINTS GRAPH]

                  IAI REGIONAL
                      FUND            S&P 500 INDEX
     10/1/87         $10,000             $10,000
     3/31/88         $ 9,044             $ 8,179
     3/31/89         $10,729             $ 9,642
     3/31/90         $13,052             $11,480
     3/31/91         $15,402             $13,133
     3/31/92         $17,370             $14,583
     3/31/93         $18,814             $16,810
     3/31/94         $19,428             $17,051
     3/31/95         $21,438             $19,709
     3/31/96         $27,573             $26,044
     3/31/97         $29,958             $31,237
     9/30/97         $39,086             $39,479


AVERAGE ANNUAL RETURNS+
THROUGH 9/30/97

                                  Six Months**     1 Year    5 Years   10 Years
--------------------------------------------------------------------------------
  IAI REGIONAL FUND                  30.46%        35.97%     17.94%    14.61%
--------------------------------------------------------------------------------
  S&P 500 Index                      26.38%        40.67%     20.83%    14.72%

+  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
** NOT ANNUALIZED


TOP TEN HOLDINGS*
                                                              % of Net Assets
                                                            --------------------
 Issue                       Sector                         9/30/97      3/31/97
--------------------------------------------------------------------------------
 Snap-On                     Consumer Durables                3.47        2.93
 FSI International           Electronic Technology            2.84        1.59
 Amoco                       Energy Minerals                  2.71        2.45
 Aetrium                     Electronic Technology            2.53        1.46
 Pentair                     Producer Manufacturing           2.41        1.90
 AptarGroup                  Process Industries               2.18        2.50
 IDEX                        Producer Manufacturing           2.18        1.56
 Healthcare COMPARE          Health Services                  2.17        1.33
 BMC Industries              Process Industries               1.87        1.46
 Newell                      Consumer Durables                1.87        2.10
--------------------------------------------------------------------------------
 TOTAL                                                       24.23       19.28

*  EXCLUDES U.S. TREASURY AND GOVERNMENT OBLIGATIONS

                              FUND MANAGER'S REVIEW
                                 IAI VALUE FUND

IAI VALUE FUND

[PHOTO]
DONALD J. HOELTING,
CFA
IAI VALUE FUND MANAGER


[BAR CHART]

TOP FIVE SECTORS
% OF NET ASSETS AS OF 9/30/97

CONSUMER DURABLES             16.1%
FINANCIAL                     12.1%
PRODUCER MANUFACTURING        11.5%
INDUSTRIAL SERVICES            8.7%
NON-ENERGY MINERALS            7.4%


WHAT IS THE FUND'S OBJECTIVE?

The IAI Value Fund is designed for investors who seek long-term capital appreciation. It pursues this objective by investing primarily in equity securities believed by management to be under-valued and which are considered to offer unusual opportunities for capital growth.

HOW HAS THE FUND PERFORMED?

The Fund generated good absolute returns during the third quarter of 12.72%. However, the Fund under-performed its benchmark, the Russell 2500 Index, which posted a 14.35% return. Mid-way through the third quarter, smaller capitalization stocks began out-performing large cap stocks, reversing the trend that had been in place all year to that point. The best performing groups in the market overall were the energy and technology sectors, while utilities and consumer cyclicals lagged. The Fund was helped by some good stock picks in the energy sector, which performed even better than the good performance of energy stocks in general. However, the Fund's heavy weighting in consumer cyclicals and underweighting in technology held back the Fund's performance vs. the benchmark.

     We are encouraged to report that during the past 12 months, the Fund produced a total return of 36.96% vs. its benchmark, the Russell 2500 Index which had a return of 34.31%. For the six months ended September 30, 1997, the Fund produced a return of 30.39%, while the Russell 2500 Index had a 31.63% total return.

WHICH HOLDINGS WERE PARTICULARLY SUCCESSFUL FOR THE FUND? WERE THERE ANY DISAPPOINTMENTS?

Some of the best performing issues for the quarter were Department 56 (4.76%)*, a designer and marketer of collectibles; 800-JR Cigar (2.34%)*, a retailer and wholesaler of cigars; two oil service companies, Dawson Production Services (2.58%)* and Petroleum Geo-Services ADR (3.80%)*. Among the under-performing issues in the portfolio were Nucor (2.61%)*, which has been affected by commodity price fluctuations, and Ziegler Coal (1.24%)*. Another was Dal-Tile International (1.48%)*, the largest manufacturer and distributor of floor and wall tile in North America. The company is experiencing difficulties in integrating a major acquisition.

* PERCENTAGE OF NET ASSETS AS OF 9/30/97

CAN YOU POINT TO ANY SPECIFIC MARKET FACTORS THAT INFLUENCED THE FUND'S PERFORMANCE?

Generally, the movement from a large cap "blue chip" market to a broader based, fundamentally driven market improved the climate for our stocks. Our overweighting in the energy sector, specifically in drilling related service stocks, generated significant outperformance. Strong performance of smaller technology firms, combined with our underweighting in technology stocks hurt our performance.

WHAT IS YOUR OUTLOOK FOR THE FUND?

With the likelihood of a less stable economic environment in the future, we are well positioned with our focus on companies with strong competitive profiles, generating significant levels of free cash flow and selling at attractive valuation levels.

                              FUND MANAGER'S REVIEW
                                 IAI VALUE FUND

NOTE TO CHAIRMAN'S LETTER & FUND MANAGER'S REVIEW

PERFORMANCE DATA FOR THE IAI VALUE FUND INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN, YIELD AND PRINCIPAL MAY FLUCTUATE SO THAT, WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PROSPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDICES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES.


VALUE OF $10,000 INVESTMENT+

[PLOT POINTS GRAPH]

                                        RUSSELL 2500
                  IAI VALUE FUND            INDEX           S&P 500 INDEX
     10/1/87         $10,000               $10,000             $10,000
     3/31/88         $ 8,738               $ 8,589             $ 8,179
     3/31/89         $10,851               $ 9,787             $ 9,642
     3/31/90         $11,926               $10,548             $11,480
     3/31/91         $12,665               $11,587             $13,133
     3/31/92         $14,212               $14,128             $14,583
     3/31/93         $15,093               $16,488             $16,810
     3/31/94         $17,008               $17,938             $17,051
     3/31/95         $17,669               $19,492             $19,709
     3/31/96         $21,389               $25,305             $26,044
     3/31/97         $22,642               $27,502             $31,237
     9/30/97         $29,524               $36,200             $39,479


AVERAGE ANNUAL RETURNS+
THROUGH 9/30/97

                                 Six Months**     1 Year     5 Years   10 Years
--------------------------------------------------------------------------------
  IAI VALUE FUND                    30.39%        36.96%     16.84%    11.43%
--------------------------------------------------------------------------------
  Russell 2500 Index                31.63%        34.31%     21.18%    13.73%
--------------------------------------------------------------------------------
  S&P 500 Index                     26.38%        40.67%     20.83%    14.72%

+  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
** NOT ANNUALIZED


TOP TEN HOLDINGS*
                                                            % of Net Assets
                                                       -------------------------
 Issue                             Sector              9/30/97          3/31/97
--------------------------------------------------------------------------------
 Department 56               Consumer Durables          4.76             2.95
 R.P. Scherer                Health Technology          4.09             3.52
 Polaris                     Consumer Durables          3.92             3.46
 Petroleum Geo-Services ADR  Industrial Services        3.80             3.65
 United Assets Management    Financial                  3.79             3.48
 Bandag                      Consumer Durables          3.76             3.68
 Leucadia National           Financial                  3.66             3.83
 Pizza Inn                   Retail Trade               3.63             3.31
 Sturm Ruger                 Consumer Durables          3.62             3.13
 Trigon Healthcare           Health Services            3.56             2.60
--------------------------------------------------------------------------------
 TOTAL                                                 38.59            33.61

*  EXCLUDES U.S. TREASURY AND GOVERNMENT OBLIGATIONS

                                 FUND PORTFOLIO
                           IAI GROWTH AND INCOME FUND

                               SEPTEMBER 30, 1997
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)
                                   (UNAUDITED)

COMMON STOCKS - 95.1%
                                                               Market
                                             Quantity         Value (a)
-------------------------------------------------------------------------
CONSUMER DURABLES - 14.9%
Bandag                                         37,000       $ 1,958,687
Department 56 (b)                             157,400         4,554,763
Eastman Kodak                                  30,600         1,987,087
Harley-Davidson                               108,600         3,169,763
Polaris                                        62,800         1,848,675
Sturm Ruger                                   140,600         2,662,613
                                                            -------------
                                                             16,181,588
-------------------------------------------------------------------------
CONSUMER NON-DURABLES - 8.0%
Coca-Cola                                      34,800         2,120,625
Gillette                                       20,900         1,803,931
Philip Morris                                  80,600         3,349,938
UST                                            48,400         1,479,225
                                                            -------------
                                                              8,753,719
-------------------------------------------------------------------------
CONSUMER SERVICES - 2.7%
Walt Disney                                    36,500         2,942,810
-------------------------------------------------------------------------
ELECTRONIC TECHNOLOGY - 6.8%
3Com (b)                                       46,900         2,403,625
Intel                                          34,000         3,138,625
Motorola                                       25,400         1,825,625
                                                            -------------
                                                              7,367,875
-------------------------------------------------------------------------
ENERGY MINERALS - 4.4%
British Petroleum ADR                          25,307         2,298,192
Exxon                                          38,700         2,479,219
                                                            -------------
                                                              4,777,411
-------------------------------------------------------------------------
FINANCIAL - 19.0%
Aetna                                          27,500         2,239,531
American Express                               33,600         2,751,000
Federal Home Loan Mortgage
   Corporation                                 98,400         3,468,600
Leucadia National                              59,400         2,041,875
Norwest                                        34,600         2,119,250
PMI Group                                      25,200         1,444,275
SLM Holding                                    26,900         4,156,050
United Assets Management                       87,800         2,518,763
                                                            -------------
                                                             20,739,344
-------------------------------------------------------------------------

                                                               Market
                                             Quantity         Value (a)
-------------------------------------------------------------------------
HEALTH SERVICES - 3.1%
Healthcare COMPARE (b)                         51,900       $  3,315,113
-------------------------------------------------------------------------
HEALTH TECHNOLOGY - 6.6%
Pfizer                                         32,400         1,946,025
R.P. Scherer (b)                               33,000         2,043,937
SmithKline Beecham ADR                         66,058         3,228,585
                                                            -------------
                                                              7,218,547
-------------------------------------------------------------------------
INDUSTRIAL SERVICES - 5.2%
Nabors Industries (b)                         119,900         4,668,606
Waste Management                               29,300         1,023,669
                                                            -------------
                                                              5,692,275
-------------------------------------------------------------------------
NON-ENERGY MINERALS - 4.2%
Nucor                                          32,100         1,691,269
Schweitzer-Mauduit International               67,900         2,885,750
                                                            -------------
                                                              4,577,019
-------------------------------------------------------------------------
PRODUCER MANUFACTURING - 12.9%
Berkshire Hathaway Class A (b)                     60         2,688,000
Berkshire Hathaway Class B (b)                    107           159,965
General Electric                               30,800         2,096,325
Nordson                                        25,700         1,506,662
Tyco International                             39,000         3,200,438
Westinghouse Electric                         162,300         4,392,244
                                                            -------------
                                                             14,043,634
-------------------------------------------------------------------------
RETAIL TRADE - 3.1%
Wal-Mart Stores                                92,200         3,376,825
-------------------------------------------------------------------------
TECHNOLOGY SERVICES - 2.8%
Electronic Data Systems                        24,600           873,300
Parametric Technology (b)                      49,300         2,175,363
                                                            -------------
                                                              3,048,663
-------------------------------------------------------------------------
UTILITIES - 1.4%
FPL Group                                      29,400         1,506,750
-------------------------------------------------------------------------
TOTAL INVESTMENTS IN COMMON STOCKS
(COST: $69,491,319)....................................... $103,541,573
-------------------------------------------------------------------------

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 20

                                 FUND PORTFOLIO
                           IAI GROWTH AND INCOME FUND

                               SEPTEMBER 30, 1997
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)
                                   (UNAUDITED)

OTHER SECURITIES - 2.9%
                                                               Market
                                           Quantity (c)       Value (a)
-------------------------------------------------------------------------
COMMON STOCKS - 0.3%
Adra Systems Class A (b)                       12,243      $     24,485
Advanced Recognition
   Technologies (b)                             2,109             1,242
GalaGen (b) (d)                                54,168           109,690
Oren (b)                                           24                 5
PACE Health Management
   Systems (b) (d)                            121,220           190,922
                                                            -------------
                                                                326,344
-------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK - 0.1%
Surmodics Series A (b)                          6,667           133,340
-------------------------------------------------------------------------
NON-CONVERTIBLE PREFERRED STOCKS - 0.6%
Adra Systems Series D (b)                      14,964           149,640
Advanced Recognition
   Technologies Series A (b)                   19,119            11,255
Advanced Recognition
   Technologies Series B (b)                   74,871            44,076
Advanced Recognition
   Technologies Series C (b)                    8,005             4,713
Myriad UltraSound Systems
   Series A (b)                                13,068            16,531
Myriad UltraSound Systems
   Series B (b)                                14,491            18,331
Myriad UltraSound Systems
   Series C (b)                                14,351            18,154
Oren Series I (b)                                 132               211
Oren Series K (b)                                 220               352
Oren Series L (b)                                 256               307
ServiceSoft Series F (b)                       27,063             5,413
Tut Systems Series D (b) (d)                  222,222           277,778
VasoMedx Series B (b)                           9,733                --
                                                            -------------
                                                                546,761
-------------------------------------------------------------------------

                                           Ownership           Market
                                         Percentage (c)       Value (a)
-------------------------------------------------------------------------
LIMITED PARTNERSHIPS - 1.9%
Alta Berkeley III, foreign (b)                1.58%        $    415,036
Ampersand Specialty Materials
   & Chemicals II (b)                         1.82              542,662
Broad Street Investment
   Fund I (b)                                 0.12              197,055
South Street Corporate
   Recovery Fund I (b)                        1.26               74,502
Vanguard Associates II (b)                    3.72              158,614
Vanguard Associates III (b)                   6.55              727,629
                                                            -------------
                                                              2,115,498
-------------------------------------------------------------------------

                                                               Market
                                           Quantity (c)       Value (a)
-------------------------------------------------------------------------
CALL OPTIONS - 0.0%
GalaGen, $3.69, 05/22/98 (b) (d)                1,300                --
-------------------------------------------------------------------------
WARRANTS - 0.0%
Myriad UltraSound Systems
   03/06/99                                     1,577                --
Myriad UltraSound Systems
  06/15/99                                        457                --
                                                            -------------
                                                                     --
-------------------------------------------------------------------------
TOTAL INVESTMENTS IN OTHER SECURITIES
(COST: $3,132,154)........................................ $  3,121,943
-------------------------------------------------------------------------
TOTAL INVESTMENTS IN LONG-TERM SECURITIES
(COST: $72,623,473)....................................... $106,663,516
-------------------------------------------------------------------------

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 20

                                 FUND PORTFOLIO
                           IAI GROWTH AND INCOME FUND

                               SEPTEMBER 30, 1997
                                   (UNAUDITED)

SHORT-TERM SECURITIES - 1.8%
                                                                                     Principal           Market
                                                          Rate       Maturity          Amount           Value (a)
-----------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATION - 1.8%
Federal Home Loan Mortgage
   Corporation (DISCOUNT NOTE)                            5.40%      10/24/97       $ 2,000,000      $  1,993,100
-----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
(COST: $1,993,100).................................................................................. $  1,993,100
-----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(COST: $74,616,573) (e)............................................................................. $108,656,616
-----------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (NET) - 0.2%
   ................................................................................................. $    269,817
-----------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS
   ................................................................................................. $108,926,433
-----------------------------------------------------------------------------------------------------------------

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 20

                                 FUND PORTFOLIO
                                IAI REGIONAL FUND

                               SEPTEMBER 30, 1997
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)
                                   (UNAUDITED)

COMMON STOCKS - 85.6%
                                                               Market
                                             Quantity         Value (a)
-------------------------------------------------------------------------
COMMERCIAL SERVICES - 4.4%
Bell & Howell (b)                             292,000       $ 9,471,750
HA-LO Industries                              115,500         3,306,188
Merrill                                       155,700         7,162,200
R.R. Donnelley                                164,000         5,852,750
                                                            -------------
                                                             25,792,888
-------------------------------------------------------------------------
CONSUMER DURABLES - 9.6%
Excelsior-Henderson
   Motorcycle (b)                             290,000         1,866,875
ITI Technologies (b)                          357,500        10,188,750
Jostens                                       103,200         2,799,300
Newell                                        273,500        10,940,000
Polaris                                       339,500         9,994,031
Racing Champions (b)                           13,400           159,125
Snap-On                                       441,500        20,336,594
                                                            -------------
                                                             56,284,675
-------------------------------------------------------------------------
CONSUMER NON-DURABLES - 2.3%
Hormel Foods                                  143,500         4,600,969
Sara Lee                                      175,500         9,038,250
                                                            -------------
                                                             13,639,219
-------------------------------------------------------------------------
CONSUMER SERVICES - 1.2%
Lodgenet Entertainment (b)                    529,000         7,009,250
-------------------------------------------------------------------------
ELECTRONIC TECHNOLOGY - 9.8%
360 Communications (b)                        435,300         9,086,887
ACI Telecentrics (b)                          233,000         1,223,250
ADC Telecommunications                         73,000         2,372,500
Aetrium (b) (d)                               596,000        14,825,500
Andrew                                         91,500         2,396,156
FSI International (b)                         798,800        16,674,950
Galileo International (b)                     158,200         4,419,713
Sheldahl (b)                                  292,000         6,278,000
                                                            -------------
                                                             57,276,956
-------------------------------------------------------------------------
ENERGY MINERALS - 2.7%
Amoco                                         165,000        15,901,875
-------------------------------------------------------------------------

                                                               Market
                                             Quantity         Value (a)
-------------------------------------------------------------------------
FINANCIAL - 7.1%
Allstate                                      101,500       $ 8,158,062
First Alliance (b)                            287,800         9,065,700
Green Tree Financial                          154,500         7,261,500
LifeUSA (b)                                   388,300         6,261,338
MMI Companies                                 101,500         2,677,063
ReliaStar Financial                           205,300         8,173,506
                                                            -------------
                                                             41,597,169
-------------------------------------------------------------------------
HEALTH SERVICES - 3.5%
Healthcare COMPARE (b)                        199,000        12,711,125
Patterson Dental (b)                          195,000         7,897,500
                                                            -------------
                                                             20,608,625
-------------------------------------------------------------------------
HEALTH TECHNOLOGY - 8.4%
Abbott Laboratories                            78,200         4,999,913
Baxter International                          141,000         7,367,250
Cerus (b)                                     105,800         1,838,275
CIMA Labs (b)                                 328,000         2,214,000
Diametrics Medical (b)                      1,609,300        14,684,863
Marquette Medical Systems
   Class A (b)                                 80,500         2,495,500
Northfield Laboratories (b)                   572,000         6,578,000
Possis Medical (b)                            296,200         4,220,850
Urologix (b)                                  197,063         4,680,245
                                                            -------------
                                                             49,078,896
-------------------------------------------------------------------------
PROCESS INDUSTRIES - 8.0%
AptarGroup                                    228,300        12,770,531
Bemis                                         206,300         9,231,925
BMC Industries                                345,500        10,991,219
Mycogen (b)                                   136,000         3,196,000
Northland Cranberries Class A                 158,500         2,971,875
Valspar                                       248,800         7,806,100
                                                            -------------
                                                             46,967,650
-------------------------------------------------------------------------

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 20

                                 FUND PORTFOLIO
                                IAI REGIONAL FUND

                               SEPTEMBER 30, 1997
                                   (UNAUDITED)

COMMON STOCKS (CONT.)
                                                               Market
                                             Quantity         Value (a)
-------------------------------------------------------------------------
PRODUCER MANUFACTURING - 15.4%
ABC Rail Products (b) (d)                     567,800      $ 10,362,350
Berkshire Hathaway Class A (b)                    200         8,960,000
Borg-Warner Automotive                        139,700         7,945,438
IDEX                                          371,500        12,770,313
Illinois Tool Works                            99,500         4,968,780
Johnson Controls                              201,000         9,962,062
Pentair                                       384,000        14,160,000
Recovery Engineering (b) (d)                  365,000         9,946,250
Thermo Sentron (b)                            332,100         4,649,400
Zebra Technologies Class A (b)                183,500         6,560,125
                                                            -------------
                                                             90,284,718
-------------------------------------------------------------------------
RETAIL TRADE - 5.4%
Dayton Hudson                                  98,500         5,903,844
Lands' End (b)                                190,300         5,863,619
Sears Roebuck                                 140,700         8,011,106
Shopko Stores (b)                             110,000         2,860,000
Video Update Class A (b) (d)                1,245,300         4,592,044
Walgreen                                      163,000         4,176,875
                                                            -------------
                                                             31,407,488
-------------------------------------------------------------------------
TECHNOLOGY SERVICES - 3.7%
Anicom                                        307,692         5,153,841
Engineering Animation (b)                     146,200         5,573,875
Platinum Technology (b)                       121,700         2,616,550
Racotek (b)                                   746,200         1,492,400
Richardson Electronics                        224,600         2,891,725
Secure Computing                              434,700         3,885,131
                                                            -------------
                                                             21,613,522
-------------------------------------------------------------------------
TRANSPORTATION - 2.7%
Illinois Central                              247,500         9,095,625
USFreightways                                 205,300         6,903,213
                                                            -------------
                                                             15,998,838
-------------------------------------------------------------------------

                                                               Market
                                             Quantity         Value (a)
-------------------------------------------------------------------------
UTILITIES - 1.4%
Ameritech                                      93,000      $  6,184,500
PriCellular Class A                           222,525         2,211,342
                                                            -------------
                                                              8,395,842
-------------------------------------------------------------------------
TOTAL INVESTMENTS IN COMMON STOCKS
(COST: $375,050,949)...................................... $501,857,611
-------------------------------------------------------------------------

OTHER SECURITIES - 9.6%
                                                               Market
                                          Quantity (c)        Value (a)
-------------------------------------------------------------------------
COMMON STOCKS - 2.4%
AccessLine Technologies
   Class A (b)                                 41,666      $    208,330
Advanced Fibre
   Communications (b)                         109,064         4,471,625
Advanced Recognition
   Technologies (b)                             2,315             1,363
Anglo Chinese Investment
   Company, foreign (b) (d)                     1,600           283,467
BEI Medical (b)                                 1,029                10
CardioGenesis (b)                             609,793         7,521,187
DSI Toys (b)                                   10,968            92,548
GalaGen (b) (d)                               291,733           588,717
NEI Webworld (b)                              134,703           507,696
Oren (b)                                           27                 5
PACE Health Management
   Systems (b) (d)                            340,705           530,818
Pacific Monolithics (b)                         9,865             5,919
Seurat Analytical Systems
   Class B (b) (d)                             35,102               351
                                                            -------------
                                                             14,212,036
-------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS - 0.1%
Surmodics Series A (b)                         34,520           690,400
-------------------------------------------------------------------------

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 20

                                 FUND PORTFOLIO
                                IAI REGIONAL FUND

                               SEPTEMBER 30, 1997
                                   (UNAUDITED)

OTHER SECURITIES (CONT.)
                                                               Market
                                          Quantity (c)        Value (a)
-------------------------------------------------------------------------
NON-CONVERTIBLE PREFERRED STOCKS - 0.5%
AccessLine Technologies
   Series A (b)                                71,420       $   357,100
Advanced Recognition
   Technologies Series A (b)                   20,985            12,354
Advanced Recognition
   Technologies Series B (b)                   82,181            48,380
Advanced Recognition
   Technologies Series C (b)                    8,787             5,173
Intellon Series A (b)                         600,000         1,116,000
Intellon Series B (b)                         192,921           358,833
Myriad UltraSound Systems
   Series A (b)                                14,344            18,145
Myriad UltraSound Systems
   Series B (b)                                15,905            20,120
Myriad UltraSound Systems
   Series C (b)                                15,752            19,926
Oren Series I (b)                                 145               231
Oren Series K (b)                                 242               387
Oren Series L (b)                                 281               337
ServiceSoft Series F (b)                       29,706             5,941
Seurat Analytical Systems
   Series B (b) (d)                           114,973             1,150
Seurat Analytical Systems
   Series C (b) (d)                            37,414               374
Tut Systems Series D (b) (d)                  478,416           598,020
Tut Systems Series E (b) (d)                  217,391           271,739
Tut Systems Series F (b) (d)                  260,000           325,000
VasoMedx Series A (b)                         500,000                 5
VasoMedx Series B (b)                          39,599                --
                                                            -------------
                                                              3,159,215
-------------------------------------------------------------------------

                                            Ownership          Market
                                          Percentage (c)      Value (a)
-------------------------------------------------------------------------
LIMITED PARTNERSHIPS - 6.6%
Agio Capital Partners I (b)                  11.11%         $   304,613
Alta Berkeley III, foreign (b)                3.15              830,091
Ampersand Specialty Materials
   & Chemicals II (b)                         2.72              813,957
Anglo Chinese Selections (b)                  3.28              887,000
Conrad/Collins Merchant
   Banking Fund (b)                           8.45              278,812
Greenwich Street Capital
   Partners (b)                               2.99            6,189,908
Pathfinder Venture
   Capital Fund III (b)                       3.99            1,019,240
South Street Corporate
   Recovery Fund I (b)                        2.68              158,102
South Street Leveraged
   Corporate Recovery Fund I (b)              2.35               66,544
Spectrum Equity Investors (b)                 2.76            3,105,406
Vanguard Associates II (b)                    3.72              158,614
Vanguard Associates III (b)                   6.20              720,363
Vanguard Associates IV (b)                    9.44           24,247,020
                                                            -------------
                                                             38,779,670
-------------------------------------------------------------------------

                                         Principal             Market
        Rate            Maturity         Amount (c)           Value (a)
-------------------------------------------------------------------------
CONVERTIBLE DEBENTURES - 0.0%
Air Communications Series B (b) (d)
       10.00%          02/28/97       $   258,332                    --
VasoMedx Series C (b) (d)
       12.00           02/28/97           113,000                    --
                                                            -------------
                                                                     --
-------------------------------------------------------------------------

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 20

                                 FUND PORTFOLIO
                                IAI REGIONAL FUND

                               SEPTEMBER 30, 1997
                                   (UNAUDITED)

OTHER SECURITIES (CONT.)
                                                               Market
                                          Quantity (c)        Value (a)
-------------------------------------------------------------------------
CALL OPTIONS - 0.0%
GalaGen, $3.69, 05/22/98 (b) (d)                5,200      $         --
GalaGen, $11.07, 03/27/01 (b) (d)                 270                --
                                                            -------------
                                                                     --
-------------------------------------------------------------------------
WARRANTS - 0.0%
AccessLine Technologies,
   $7.00, 06/03/99                             10,713                --
GalaGen, $11.07, 06/16/99 (d)                   5,687                --
GalaGen, $11.07, 03/24/00 (d)                   2,256                --
GalaGen, $11.07, 07/09/00 (d)                   1,805                --
GalaGen, $7.00, 01/29/01 (d)                    7,500                --
Intellon, $2.50, 03/23/99                      90,000                --
Myriad Ultrasound Systems
   03/06/99                                     1,731                --

                                                               Market
                                          Quantity (c)        Value (a)
-------------------------------------------------------------------------
Myriad Ultrasound Systems
   06/15/99                                       501      $         --
PACE Health Management
   Systems, $4.12, 01/31/00 (d)                21,820                --
PACE Health Management
   Systems, $3.00, 08/31/05 (d)                35,000                --
                                                            -------------
                                                                     --
-------------------------------------------------------------------------
TOTAL INVESTMENTS IN OTHER SECURITIES
(COST: $22,975,333)....................................... $ 56,841,321
-------------------------------------------------------------------------
TOTAL INVESTMENTS IN LONG-TERM
SECURITIES
(COST: $398,026,282)...................................... $558,698,932
-------------------------------------------------------------------------

SHORT-TERM SECURITIES - 4.8%
                                                                            Principal        Market
                                                  Rate       Maturity       Amount (c)      Value (a)
-----------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATION - 4.8%

Federal Home Loan Mortgage
   Corporation (DISCOUNT NOTE)                    5.40%      10/24/97      $28,000,000    $ 27,903,400
-----------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
(COST: $27,903,400)...................................................................... $ 27,903,400
-----------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(COST: $425,929,682) (e)................................................................. $586,602,332
-----------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (NET) 0.0%
   ...................................................................................... $   (155,626)
-----------------------------------------------------------------------------------------------------
TOTAL NET ASSETS
   ...................................................................................... $586,446,706
-----------------------------------------------------------------------------------------------------

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 20

                                 FUND PORTFOLIO
                                 IAI VALUE FUND

                               SEPTEMBER 30, 1997
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)
                                  (UNAUDITED)

COMMON STOCKS - 88.8%
                                                               Market
                                             Quantity         Value (a)
-------------------------------------------------------------------------
COMMERCIAL SERVICES - 5.9%
M/A/R/C                                        30,150       $   716,063
Scientific Games (b)                           48,500         1,054,875
                                                            -------------
                                                              1,770,938
-------------------------------------------------------------------------
CONSUMER DURABLES - 16.1%
Bandag                                         21,200         1,122,275
Department 56 (b)                              49,100         1,420,831
Polaris                                        39,800         1,171,613
Sturm Ruger                                    57,100         1,081,331
                                                            -------------
                                                              4,796,050
-------------------------------------------------------------------------
CONSUMER NON-DURABLES - 5.4%
800 - JR Cigar (b)                             20,000           700,000
Swisher International Class A (b)              50,000           906,250
                                                            -------------
                                                              1,606,250
-------------------------------------------------------------------------
CONSUMER SERVICES - 1.1%
Colonial Downs Class A (b)                     49,200           338,250
-------------------------------------------------------------------------
ENERGY MINERALS - 1.2%
Zeigler Coal                                   15,800           369,325
-------------------------------------------------------------------------
FINANCIAL - 12.1%
Ambassador Apartments                          21,200           504,825
Leucadia National                              31,800         1,093,125
LifeUSA (b)                                    54,032           871,265
United Assets Management                       39,400         1,130,288
                                                            -------------
                                                              3,599,503
-------------------------------------------------------------------------
HEALTH SERVICES - 6.7%
Healthcare COMPARE (b)                         14,700           938,963
Trigon Healthcare (b)                          42,800         1,061,975
                                                            -------------
                                                              2,000,938
-------------------------------------------------------------------------
HEALTH TECHNOLOGY - 4.1%
R.P. Scherer (b)                               19,700         1,220,167
-------------------------------------------------------------------------
INDUSTRIAL SERVICES - 8.7%
Dawson Production Services (b)                 36,400           768,950
Falcon Drilling (b)                            19,800           699,188
Petroleum Geo-Services ADR (b)                 16,800         1,136,100
                                                            -------------
                                                              2,604,238
-------------------------------------------------------------------------

                                                               Market
                                             Quantity         Value (a)
-------------------------------------------------------------------------
NON-ENERGY MINERALS - 7.4%
Dal-Tile International (b)                     29,400       $   441,000
Nucor                                          14,800           779,775
Schweitzer-Mauduit
   International                               23,300           990,250
                                                            -------------
                                                              2,211,025
-------------------------------------------------------------------------
PRODUCER MANUFACTURING - 11.5%
Holophane (b)                                  39,400           906,200
NCI Building Systems (b)                       24,800           892,800
Nordson                                        17,700         1,037,662
Trinity Industries                             12,400           598,300
                                                            -------------
                                                              3,434,962
-------------------------------------------------------------------------
RETAIL TRADE - 5.7%
Pizza Inn (b)                                 222,500         1,084,688
SkyMall (b)                                    98,500           627,938
                                                            -------------
                                                              1,712,626
-------------------------------------------------------------------------
TECHNOLOGY SERVICES - 2.9%
Audre Recognition
   Systems (b)                              1,365,350                14
Black Box (b)                                  19,600           857,500
                                                            -------------
                                                                857,514
-------------------------------------------------------------------------
TOTAL INVESTMENTS IN COMMON STOCKS
(COST: $21,108,810)........................................ $26,521,786
-------------------------------------------------------------------------

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 20

                                 FUND PORTFOLIO
                                 IAI VALUE FUND

                               SEPTEMBER 30, 1997
                                   (UNAUDITED)


OTHER SECURITIES - 10.1%
                                                               Market
                                            Quantity (c)      Value (a)
-------------------------------------------------------------------------
COMMON STOCKS - 2.0%
Advanced Recognition
   Technologies (b)                               720       $       424
DSI Toys (b)                                   10,968            92,547
NEI Webworld (b)                              134,703           507,696
Oren (b)                                            8                 2
Pacific Monolithics (b)                         9,865             5,919
                                                            -------------
                                                                606,588
-------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK - 1.3%
Surmodics Series A (b)                         18,520           370,400
-------------------------------------------------------------------------
NON-CONVERTIBLE PREFERRED STOCKS - 4.4%
Advanced Recognition
   Technologies Series A (b)                    6,529             3,844
Advanced Recognition
   Technologies Series B (b)                   25,569            15,051
Advanced Recognition
   Technologies Series C (b)                    2,734             1,610
Intellon Series A                             200,000           372,000
Myriad UltraSound Systems
   Series A (b)                                 4,463             5,646
Myriad UltraSound Systems
   Series B (b)                                 4,949             6,260
Myriad UltraSound Systems
   Series C (b)                                 4,901             6,200
Oren Series I (b)                                  45                72
Oren Series K (b)                                  75               120
Oren Series L (b)                                  87               105
PathNet Series A (b)                          100,000           328,000
PathNet Series B (b)                           43,153           141,542
ServiceSoft Series F (b)                        9,243             1,849
Tut Systems Series D (b) (d)                  350,319           437,899
VasoMedx Series B (b)                           4,867                --
                                                            -------------
                                                              1,320,198
-------------------------------------------------------------------------

                                            Ownership          Market
                                         Percentage (c)       Value (a)
-------------------------------------------------------------------------
LIMITED PARTNERSHIPS - 2.4%
Ampersand Specialty Materials
   & Chemicals II (b)                        0.91%           $  271,331
Conrad/Collins Merchant
   Banking Fund (b)                          8.45               278,813
South Street Leveraged
   Corporate Recovery Fund I (b)             0.67                19,013
Vanguard Associates III (b)                  1.42               160,886

                                                            -------------
                                                                730,043
-------------------------------------------------------------------------

                                                               Market
                                            Quantity (c)      Value (a)
-------------------------------------------------------------------------
WARRANTS - 0.0%
Intellon, $2.50, 03/23/99                      30,000       $        --
Myriad UltraSound Systems,
   03/06/99                                       538                --
Myriad UltraSound Systems,
   06/15/99                                       156                --
                                                            -------------
                                                                     --
-------------------------------------------------------------------------
TOTAL INVESTMENTS IN OTHER SECURITIES
(COST: $1,719,425)......................................... $ 3,027,229
-------------------------------------------------------------------------
TOTAL INVESTMENTS IN LONG-TERM
SECURITIES
(COST: $22,828,235)........................................ $29,549,015
-------------------------------------------------------------------------

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 20

                                 FUND PORTFOLIO
                                 IAI VALUE FUND

                               SEPTEMBER 30, 1997
                                   (UNAUDITED)

SHORT-TERM SECURITIES - 0.4%
                                                                            Principal        Market
                                                  Rate       Maturity        Amount         Value (a)
-------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATION - 0.4%

U.S. Treasury Bill                                5.05%      12/04/97        $100,000      $    99,125
-------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
(COST: $99,124)........................................................................... $    99,125
-------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(COST: $22,927,359) (e)................................................................... $29,648,140
-------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (NET) - 0.7%
   ....................................................................................... $   211,528
-------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS
   ....................................................................................... $29,859,668
-------------------------------------------------------------------------------------------------------

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 20

                            NOTES TO FUND PORTFOLIOS
          IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND

                               SEPTEMBER 30, 1997
                                   (UNAUDITED)

                                       (a)
Market value of securities is determined as described in Note 1 to the financial statements, under "Security Valuation."

                                       (b)
Currently non-income producing security.

                                       (c)
Restricted securities generally must be registered with the Securities and Exchange Commission under the Securities Act of 1933 prior to being sold to the public. For each restricted security issue held at September 30, 1997, the Fund held no unrestricted securities of the same issuer as of either the date the purchase price was agreed to or the date the Fund first obtained an enforceable right to obtain the securities. Information concerning each restricted security held at September 30, 1997 is shown on pages 22-26.

                                       (d)
Investment represents five percent or more of the outstanding voting securities of the issuer, and is therefore an affiliate, as defined in the Investment Company Act of 1940, at September 30, 1997. A summary of transactions during the period with affiliated issuers of the Funds follows:


                                    IAI REGIONAL FUND AFFILIATED ISSUERS
----------------------------------------------------------------------------------------------------------------
                                PURCHASES                     SALES
                       --------------------------     ------------------------        REALIZED        INVESTMENT
ISSUER                    QUANTITY        COST        QUANTITY       PROCEEDS        GAIN (LOSS)        INCOME
----------------------------------------------------------------------------------------------------------------
 ABC Rail Products         31,100      $  593,589           --      $       --      $         --       $      --
 Aetrium                   41,000      $  961,450           --      $       --      $         --       $      --
 *First Alliance           15,800      $  521,361           --      $       --      $         --       $      --
 *ITI Technologies         19,500      $  519,189      156,000      $2,521,264      $ (1,277,828)      $      --
 Recovery Engineering      20,000      $  565,914           --      $       --      $         --       $      --
 *Secure Computing         23,800      $  153,898       50,100      $  341,420      $ (1,653,715)      $      --
 Video Update Class A     560,300      $2,467,557           --      $       --      $         --       $      --

* SECURITIES THAT WERE AFFLIATED DURING THE SIX MONTH PERIOD ENDING ON 9/30/97 BUT NOT AT 9/30/97.

                            NOTES TO FUND PORTFOLIOS
          IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND

                               SEPTEMBER 30, 1997
                                   (UNAUDITED)

                                       (e)
At September 30, 1997, the cost of securities for federal in come tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

                                    IAI GROWTH AND INCOME FUND         IAI REGIONAL FUND       IAI VALUE FUND
---------------------------------------------------------------------------------------------------------------
Cost for federal tax purposes             $75,190,877                    $428,639,512            $23,202,970
                                    ===========================================================================

Gross unrealized appreciation             $35,401,040                    $175,812,206            $ 8,029,069
Gross unrealized depreciation              (1,935,300)                    (17,849,386)            (1,583,899)
                                    ---------------------------------------------------------------------------
Net unrealized appreciation               $33,465,740                    $157,962,820            $ 6,445,170
                                    ===========================================================================

                            NOTES TO FUND PORTFOLIOS
          IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND

                               SEPTEMBER 30, 1997
                                   (UNAUDITED)


RESTRICTED SECURITIES
IAI GROWTH AND INCOME FUND

COMMON STOCKS

Security                             Acquisition Date        Cost
---------------------------------------------------------------------
Adra Systems Class A                     10/20/88        $  139,353
                                         09/29/92             1,545
Advanced Recognition
   Technologies                          06/16/97                47
GalaGen                                  02/26/93           300,000
                                         11/29/93           150,031
Oren                                     06/16/97                 5
PACE Health
   Management Systems                    01/11/94           499,996

CONVERTIBLE PREFERRED STOCK

Security                             Acquisition Date        Cost
---------------------------------------------------------------------
Surmodics Series A                       12/28/90        $  100,005

NON-CONVERTIBLE
PREFERRED STOCKS

Security                             Acquisition Date        Cost
---------------------------------------------------------------------
Adra Systems Series D                    10/20/88         $ 179,842
Advanced Recognition
   Technologies Series A                 06/16/97             7,208
Advanced Recognition
   Technologies Series B                 06/16/97            14,845
Advanced Recognition
   Technologies Series C                 06/16/97             4,713
Myriad UltraSound Systems
   Series A                              06/16/97             6,743
Myriad UltraSound Systems
   Series B                              06/16/97            16,375
Myriad UltraSound Systems
   Series C                              06/16/97            18,154
Oren Series I                            06/16/97               211
Oren Series K                            06/16/97               352
Oren Series L                            06/16/97               307
ServiceSoft Series F                     06/16/97            52,494
Tut Systems Series D                     02/17/94           200,147
VasoMedx Series B                        06/25/92           199,998

LIMITED PARTNERSHIPS

Security                             Acquisition Date        Cost
---------------------------------------------------------------------
Alta Berkeley III, foreign               09/25/96        $   46,010
                                         06/06/97            23,135
Ampersand Specialty Materials
   & Chemicals II                        12/05/96            45,478
Broad Street Investment
   Fund I                                05/08/91            12,408
South Street Corporate
   Recovery Fund I                       10/03/95                --
Vanguard Associates II                   07/28/83            18,263
                                         12/10/84           270,112
                                         10/31/86           138,197
Vanguard Associates III                  02/28/91            41,552
                                         01/10/92           305,250
                                         01/11/93           305,250
                                         09/30/93            34,128

CALL OPTIONS

Security                             Acquisition Date        Cost
---------------------------------------------------------------------
GalaGen 05/22/98                         03/24/94        $       --
                                         02/22/95                --
                                         02/22/96                --
                                         02/22/97

WARRANTS

Security                             Acquisition Date        Cost
---------------------------------------------------------------------
Myriad UltraSound Systems
   03/06/99                              10/15/96        $       --
Myriad UltraSound Systems
   06/15/99                              10/15/96                --

                            NOTES TO FUND PORTFOLIOS
          IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND

                               SEPTEMBER 30, 1997
                                   (UNAUDITED)

RESTRICTED SECURITIES
IAI REGIONAL FUND

COMMON STOCKS

Security                             Acquisition Date        Cost
---------------------------------------------------------------------
AccessLine Technologies
   Class A                               06/30/94        $  209,009
Advanced Fibre
   Communications                        10/31/96            52,042
Advanced Recognition
   Technologies                          06/16/97                52
Anglo Chinese Investment
   Company, foreign                      12/27/90           157,263
                                         02/07/94           343,001
                                         02/09/94             6,311
BEI Medical                              02/05/96            31,094
CardioGenesis                            06/09/94         1,000,202
                                         12/05/95           670,285
DSI Toys                                 12/11/95            20,291
GalaGen                                  02/26/93         1,200,000
                                         11/29/93           200,126
                                         06/17/94           351,839
                                         03/22/95           133,236
                                         07/07/95           104,684
                                         12/14/95           125,002
NEI Webworld                             02/28/94            50,298
Oren                                     06/16/97                 5
PACE Health
   Management Systems                    01/11/94           750,000
                                         01/31/95           201,525
                                         04/27/95           150,625
                                         06/20/95            75,000
                                         09/17/96           212,502
Pacific Monolithics                      04/24/85            24,999
                                         08/06/85            75,000
                                         08/19/86            47,989
Seurat Analytical Systems
   Class B                               06/28/96                 --


CONVERTIBLE PREFERRED STOCK

Security                             Acquisition Date        Cost
---------------------------------------------------------------------
Surmodics Series A                       05/04/89        $  250,020
                                         12/28/90           240,000

NON-CONVERTIBLE
PREFERRED STOCKS

Security                             Acquisition Date        Cost
---------------------------------------------------------------------
AccessLine Technologies
   Series A                              06/03/94       $   499,940
Advanced Recognition
   Technologies Series A                 06/16/97             7,912
Advanced Recognition
   Technologies Series B                 06/16/97            16,294
Advanced Recognition
   Technologies Series C                 06/16/97             5,173
Intellon Series A                        03/24/94           600,489
Intellon Series B                        04/03/96           358,892
Myriad UltraSound Systems
   Series A                              06/16/97             7,403
Myriad UltraSound Systems
   Series B                              06/16/97            17,973
Myriad UltraSound Systems
   Series C                              06/16/97            19,926
Oren Series I                            06/16/97               231
Oren Series K                            06/16/97               387
Oren Series L                            06/16/97               337
ServiceSoft Series F                     06/16/97            57,621
Seurat Analytical Systems
   Series B                              04/29/94           100,000
                                         07/05/95           130,614
Seurat Analytical Systems
   Series C                              07/05/95           125,186
                                         11/08/95            50,124
                                         01/22/96            25,000
                                         03/19/96            40,485
                                         06/28/96            29,995
                                         10/18/96            28,832
Tut Systems Series D                     02/17/94           400,293
                                         04/08/94            30,575
Tut Systems Series E                     12/21/94           250,563
Tut Systems Series F                     07/30/96           325,095

                            NOTES TO FUND PORTFOLIOS
          IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND

                               SEPTEMBER 30, 1997
                                   (UNAUDITED)

RESTRICTED SECURITIES
IAI REGIONAL FUND (CONT.)

Security                             Acquisition Date        Cost
---------------------------------------------------------------------
VasoMedx Series A                        10/12/95        $   48,794
                                         11/14/95            51,206
                                         01/26/96           150,000
VasoMedx Series B                        06/25/92           300,001
                                         07/13/94           375,871

LIMITED PARTNERSHIPS

Security                             Acquisition Date        Cost
---------------------------------------------------------------------
Agio Capital Partners I                  01/26/96        $   75,000
                                         01/03/97           300,000
Alta Berkeley III, foreign               09/25/96            92,022
                                         06/06/97            46,273
Ampersand Specialty
   Materials & Chemicals II              12/05/96            68,214
Anglo Chinese Selections                 12/27/90         1,042,724
Conrad/Collins Merchant
   Banking Fund                          05/11/89           218,574
Greenwich Street
   Capital Partners                      08/29/95           186,552
                                         10/27/95           340,920
                                         01/23/96           487,783
                                         05/10/96           439,785
                                         05/24/96           397,680
                                         08/22/96            76,998
                                         09/16/96           193,879
                                         11/07/96           234,214
                                         01/28/97         1,304,156
                                         04/28/97         1,923,808
                                         08/22/97           351,787
Pathfinder Venture
Capital Fund III                         10/29/92            94,301
                                         04/20/93           100,000
                                         08/24/93           100,000
                                         03/24/94           100,000
                                         12/08/94           100,000
                                         11/01/95            50,000
                                         08/14/96            50,000
                                         09/17/97            50,000

Security                             Acquisition Date        Cost
---------------------------------------------------------------------
South Street Corporate
   Recovery Fund I                       10/03/95          $     --
South Street Leveraged
   Corporate Recovery Fund I             10/03/95                --
Spectrum Equity Investors                05/12/94           191,047
                                         01/03/95           150,000
                                         05/11/95            33,149
                                         05/22/95           210,000
                                         11/16/95           255,000
                                         12/13/95           105,000
                                         04/17/96            75,000
                                         05/15/96           210,000
                                         08/14/96           120,000
                                         10/22/96           300,000
                                         12/12/96            75,000
                                         02/12/97           128,360
                                         02/26/97           150,000
                                         05/05/97           120,000
                                         06/10/97            75,000
                                         09/30/97            75,000
Vanguard Associates II                   07/28/83            18,263
                                         12/10/84           270,112
                                         10/31/86           138,197
Vanguard Associates III                  02/28/91            39,306
                                         01/10/92           288,750
                                         01/11/93           288,750
                                         09/30/93            32,284
Vanguard Associates IV                   07/26/96            93,473

                            NOTES TO FUND PORTFOLIOS
          IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND

                               SEPTEMBER 30, 1997
                                   (UNAUDITED)

RESTRICTED SECURITIES
IAI REGIONAL FUND (CONT.)

CONVERTIBLE DEBENTURES

Security                             Acquisition Date        Cost
---------------------------------------------------------------------
Air Communications
Series B 02/28/97                        11/21/95        $   75,000
                                         11/30/95            50,000
                                         02/26/96            50,000
                                         03/22/96            58,333
                                         05/21/96            16,666
                                         06/25/96             8,333
VasoMedx Series C 02/28/97               07/17/96            75,000
                                         12/04/96            30,000
                                         01/13/97             8,000

CALL OPTIONS

Security                             Acquisition Date        Cost
---------------------------------------------------------------------
GalaGen 05/22/98                         03/24/94       $        --
                                         02/22/95                --
                                         02/22/96                --
                                         02/22/97                --
GalaGen 03/27/01                         12/26/96                --

WARRANTS

Security                             Acquisition Date        Cost
---------------------------------------------------------------------
AccessLine Technologies
    06/03/99                             06/03/94        $       --
GalaGen 06/16/99                         12/05/94                --
GalaGen 03/24/00                         04/13/95                --
GalaGen 07/09/00                         07/07/95                --
GalaGen 01/29/01                         01/30/96                --
Intellon 03/23/99                        04/12/94                --
Myriad UltraSound Systems
   03/06/99                              10/15/96                --
Myriad UltraSound Systems
   06/15/99                              10/15/96                --
PACE Health Management
   Systems 01/31/00                      03/30/95                --
PACE Health Management
   Systems 08/31/05                      01/16/96                28

                            NOTES TO FUND PORTFOLIOS
          IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND

                               SEPTEMBER 30, 1997
                                   (UNAUDITED)

RESTRICTED SECURITIES
IAI VALUE FUND

COMMON STOCKS

Security                             Acquisition Date        Cost
---------------------------------------------------------------------
Advanced Recognition
   Technologies                          06/16/97        $       16
DSI Toys                                 12/11/95            20,291
NEI Webworld                             02/28/94            50,298
Oren                                     06/16/97                 2
Pacific Monolithics                      04/24/85            24,999
                                         08/06/85            75,000
                                         08/19/86            47,990

CONVERTIBLE PREFERRED STOCK

Security                             Acquisition Date        Cost
---------------------------------------------------------------------
Surmodics Series A                       05/04/89         $ 250,020

NON-CONVERTIBLE
PREFERRED STOCKS

Security                             Acquisition Date        Cost
---------------------------------------------------------------------
Advanced Recognition
   Technologies Series A                 06/16/97        $    2,461
Advanced Recognition
   Technologies Series B                 06/16/97             5,069
Advanced Recognition
   Technologies Series C                 06/16/97             1,610
Intellon Series A                        03/24/94           200,163
Myriad UltraSound Systems
   Series A                              06/16/97             2,303
Myriad UltraSound Systems
   Series B                              06/16/97             5,592
Myriad UltraSound Systems
   Series C                              06/16/97             6,200
Oren Series I                            06/16/97                72
Oren Series K                            06/16/97               120
Oren Series L                            06/16/97               105

Security                             Acquisition Date        Cost
---------------------------------------------------------------------
PathNet Series A                         08/28/95        $   50,567
                                         02/09/96            50,033
PathNet Series B                         08/05/96            70,078
                                         12/23/96            33,326
Servicesoft Series F                     06/16/97            17,928
Tut Systems Series D                     02/17/94           300,220
                                         04/08/94            15,288
VasoMedx Series B                        06/25/92            99,999

LIMITED PARTNERSHIPS

Security                             Acquisition Date        Cost
---------------------------------------------------------------------
Ampersand Specialty Materials
    & Chemicals II                       12/05/96        $   22,738
Conrad/Collins Merchant
    Banking Fund                         05/11/89           218,574
South Street Leveraged
    Corporate Recovery Fund I            10/03/95                --
Vanguard Associates III                  02/28/91             8,984
                                         01/10/92            66,000
                                         01/11/93            66,000
                                         09/30/93             7,379

WARRANTS

Security                             Acquisition Date        Cost
---------------------------------------------------------------------
Intellon 03/23/99                        04/12/94         $       --
Myriad UltraSound Systems
   03/06/99                              10/15/96                 --
Myriad UltraSound Systems
   06/15/99                              10/15/96                 --

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      STATEMENTS OF ASSETS AND LIABILITIES
          IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND

                               SEPTEMBER 30, 1997
                                   (UNAUDITED)

                                                                        IAI GROWTH AND INCOME FUND
------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities of unaffiliated issuers, at market
    (Cost: $73,466,399, $387,437,627 and $22,611,851, respectively)            $108,078,226
Investments in securities of affiliated issuers, at market
    (Cost: $1,150,174, $38,492,055 and $315,508, respectively)                      578,390
------------------------------------------------------------------------------------------------------------
    TOTAL INVESTMENTS IN SECURITIES (SEE FUND PORTFOLIOS)                       108,656,616

Cash in bank on demand deposit                                                       90,123
Receivable for investment securities sold                                                --
Dividends and accrued interest receivable                                           130,910
Other assets (Note 2)                                                                48,784
------------------------------------------------------------------------------------------------------------
    TOTAL ASSETS                                                                108,926,433
------------------------------------------------------------------------------------------------------------

LIABILITIES
Payable for investment securities purchased                                              --
------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                        --
------------------------------------------------------------------------------------------------------------
    NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK                         $108,926,433
============================================================================================================

REPRESENTED BY:
Capital stock                                                                  $    602,346
Additional paid-in capital                                                       73,082,466
Undistributed (overdistributed) net investment income                              (617,956)
Accumulated net realized gains (Note 2)                                           1,819,534
Unrealized appreciation on investments                                           34,040,043
------------------------------------------------------------------------------------------------------------
    TOTAL - REPRESENTING NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK    $108,926,433
============================================================================================================

    Shares of capital stock outstanding (Note 4)                                  6,023,456
------------------------------------------------------------------------------------------------------------
    NET ASSET VALUE PER SHARE OF OUTSTANDING CAPITAL STOCK                     $      18.08
============================================================================================================



      IAI REGIONAL FUND          IAI VALUE FUND
------------------------------------------------------
         $544,276,552             $29,210,241

           42,325,780                 437,899
------------------------------------------------------
          586,602,332              29,648,140
              667,866                 181,614
               27,599                      --
              295,999                  19,019
              957,067                  10,895
------------------------------------------------------
          588,550,863              29,859,668
------------------------------------------------------


            2,104,157                      --
------------------------------------------------------
            2,104,157                      --
------------------------------------------------------
         $586,446,706             $29,859,668
======================================================


         $    212,518             $    20,545
          392,325,114              19,716,484
           (1,262,638)              (123,644)
           34,499,062               3,525,502
          160,672,650               6,720,781
------------------------------------------------------
         $586,446,706             $29,859,668
======================================================
           21,251,818               2,054,471
------------------------------------------------------
         $      27.60             $     14.53
======================================================

            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 37

                            STATEMENTS OF OPERATIONS
          IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND

                       SIX MONTHS ENDED SEPTEMBER 30, 1997
                                   (UNAUDITED)

                                                                                               IAI GROWTH AND INCOME FUND
-------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
  INCOME
    Dividends (net of foreign income taxes withheld of $2,469, $0 and $0, respectively)                  $    671,922
    Interest                                                                                                  141,959
                                                                                        ---------------------------------------
      TOTAL INCOME                                                                                            813,881
                                                                                        ---------------------------------------
    EXPENSES
      Management fees                                                                                         650,723
      Compensation of Directors                                                                                 5,544
                                                                                        ---------------------------------------
        TOTAL EXPENSES                                                                                        656,267
        Less fees reimbursed by Advisers                                                                       (5,544)
                                                                                        ---------------------------------------
        NET EXPENSES                                                                                          650,723
                                                                                        ---------------------------------------
        NET INVESTMENT INCOME                                                                                 163,158
                                                                                        ---------------------------------------

NET REALIZED AND UNREALIZED GAINS (LOSSES)
  Net realized gains (losses) on:
    Investment securities (including $0, ($2,931,543) and $0,
      respectively, from affiliated issuers)                                              $  1,822,237
    Futures contracts                                                                               --
                                                                                          ------------
                                                                                                            1,822,237
   Net change in unrealized appreciation or depreciation on
     investment securities                                                                                 21,353,445
                                                                                        ---------------------------------------

       NET GAIN ON INVESTMENTS                                                                             23,175,682
                                                                                        ---------------------------------------
       NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                              $ 23,338,840
                                                                                        =======================================

               IAI REGIONAL FUND                IAI VALUE FUND
-------------------------------------------------------------------
               $   1,968,796                     $   142,789
                   1,528,736                           1,382
-------------------------------------------------------------------
                   3,497,532                         144,171
-------------------------------------------------------------------


                   3,314,755                         181,963
                      28,984                           1,556
-------------------------------------------------------------------
                   3,343,739                         183,519
                     (28,984)                         (1,556)
-------------------------------------------------------------------
                   3,314,755                         181,963
-------------------------------------------------------------------
                     182,777                         (37,792)
-------------------------------------------------------------------




  $  35,796,614                     $ 3,715,566
        (38,875)                             --
  -------------                     -----------
                  35,757,739                       3,715,566

                 108,299,044                       3,996,031
-------------------------------------------------------------------

                 144,056,783                       7,711,597
-------------------------------------------------------------------
               $ 144,239,560                     $ 7,673,805
===================================================================

            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 37

                       STATEMENTS OF CHANGES IN NET ASSETS
          IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND

                                                                          IAI GROWTH AND INCOME FUND

                                                                        Six months ended   Year ended
                                                                          September 30,     March 31,
                                                                              1997            1997
--------------------------------------------------------------------------------------------------------
OPERATIONS                                                                  (UNAUDITED)

    Net investment income                                                 $     163,158   $    447,997
    Net realized gains (losses)                                               1,822,237      9,983,503
    Net change in unrealized appreciation or depreciation                    21,353,445         40,277
--------------------------------------------------------------------------------------------------------
       NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  23,338,840     10,471,777
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:

    From net investment income                                                 (235,523)      (512,361)
    Excess distribution from net investment income                                 --         (545,591)
    From net realized gains                                                  (3,200,058)   (12,410,890)
--------------------------------------------------------------------------------------------------------
       TOTAL DISTRIBUTIONS                                                   (3,435,581)   (13,468,842)
--------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)

    Net proceeds from sale of shares sold                                    13,330,165     35,274,494
    Net asset value of shares issued for reinvestment of distributions        3,228,872     12,953,084
    Cost of shares redeemed                                                 (18,276,478)   (39,151,495)
--------------------------------------------------------------------------------------------------------
       INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS     (1,717,441)     9,076,083
--------------------------------------------------------------------------------------------------------
       TOTAL INCREASE (DECREASE) IN NET ASSETS                               18,185,818      6,079,018

NET ASSETS AT BEGINNING OF PERIOD                                            90,740,615     84,661,597
--------------------------------------------------------------------------------------------------------

NET ASSETS AT END OF PERIOD                                               $ 108,926,433   $ 90,740,615
========================================================================================================
    including undistributed (overdistributed) net investment income of:   $    (617,956)  $   (545,591)
========================================================================================================


       IAI REGIONAL FUND                  IAI VALUE FUND

 Six months ended   Year ended   Six months ended   Year ended
   September 30,     March 31,     September 30,     March 31,
      1997            1997            1997            1997
--------------------------------------------------------------
   (UNAUDITED)                     (UNAUDITED)
 $     182,777   $     816,077   $    (37,792)  $    227,574
    35,757,739      90,243,072      3,715,566      3,790,947
   108,299,044     (41,343,059)     3,996,031     (1,893,898)
--------------------------------------------------------------
   144,239,560      49,716,090      7,673,805      2,124,623
--------------------------------------------------------------


      (103,657)       (960,706)      (256,129)      (362,139)
          --        (1,307,272)          --             --
   (35,199,112)    (88,807,982)    (1,049,838)    (3,825,316)
--------------------------------------------------------------
   (35,302,769)    (91,075,960)    (1,305,967)    (4,187,455)
--------------------------------------------------------------



    19,980,202      66,024,812      5,598,875     18,415,875
    34,303,381      88,548,881      1,251,042      4,123,935
   (74,952,141)   (190,191,836)   (12,796,868)   (33,047,689)
--------------------------------------------------------------
   (20,668,558)    (35,618,143)    (5,946,951)   (10,507,879)
--------------------------------------------------------------
    88,268,233     (76,978,013)       420,887    (12,570,711)

   498,178,473     575,156,486     29,438,781     42,009,492
--------------------------------------------------------------

 $ 586,446,706   $ 498,178,473   $ 29,859,668   $ 29,438,781
==============================================================
 $  (1,262,638)  $  (1,341,758)  $   (123,644)  $    170,277
==============================================================


            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 37

                              FINANCIAL HIGHLIGHTS
                           IAI GROWTH AND INCOME FUND

 PER SHARE DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
       AND SELECTED INFORMATION FOR EACH PERIOD INDICATED ARE AS FOLLOWS:


IAI GROWTH AND INCOME FUND
                                                                                      Years ended
                                            Six months ended                           March 31,
                                              September 30,  ------------------------------------------------------------------
                                                  1997          1997          1996          1995          1994          1993
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE                               (UNAUDITED)

   Beginning of period                         $   14.83     $   15.30     $   14.32     $   13.91     $   15.19     $   14.73
-------------------------------------------------------------------------------------------------------------------------------

OPERATIONS

   Net investment income                            0.03          0.10          0.10          0.12          0.09          0.07
   Net realized and unrealized gains                3.78          1.88          2.86          1.04          0.38          1.17
-------------------------------------------------------------------------------------------------------------------------------
     TOTAL FROM OPERATIONS                          3.81          1.98          2.96          1.16          0.47          1.24
-------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS:

   From net investment income                      (0.04)        (0.10)        (0.13)        (0.10)        (0.06)        (0.07)
   Excess distribution from
     net investment income                          --           (0.10)         --            --            --            --
   From net realized gains                         (0.52)        (2.25)        (1.85)        (0.65)        (1.69)        (0.71)
-------------------------------------------------------------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS                           (0.56)        (2.45)        (1.98)        (0.75)        (1.75)        (0.78)
-------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE

   End of period                               $   18.08     $   14.83     $   15.30     $   14.32     $   13.91     $   15.19
===============================================================================================================================

Total investment return*                           25.95%        13.34%        21.51%         8.92%         3.07%         9.04%

Net assets at end of period (000's omitted)    $ 108,926     $  90,741     $  84,662     $ 101,256     $ 119,102     $ 134,308

RATIOS

   Expenses to average net assets                   1.24%**       1.25%         1.25%         1.25%         1.25%         1.25%
   Net investment income to
      average net assets                            0.31%**       0.51%         0.62%         0.80%         0.60%         0.61%
   Average brokerage commission rate***        $  0.0599     $  0.0623           n/a           n/a           n/a           n/a
   Portfolio turnover rate
     (excluding short-term securities)              11.7%         51.2%         89.1%         79.1%        205.6%        175.6%


* TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AT NET ASSET VALUE.

**  ANNUALIZED

*** BEGINNING IN FISCAL 1997, THE FUND IS REQUIRED TO DISCLOSE AN AVERAGE
    BROKERAGE COMMISSION RATE.

                              FINANCIAL HIGHLIGHTS
                                IAI REGIONAL FUND

 PER SHARE DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
       AND SELECTED INFORMATION FOR EACH PERIOD INDICATED ARE AS FOLLOWS:


IAI REGIONAL FUND
                                                                                         Years ended
                                            Six months ended                              March 31,
                                              September 30,   ------------------------------------------------------------------
                                                 1997            1997          1996          1995          1994          1993
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE                               (UNAUDITED)

   Beginning of period                        $   22.59       $   24.57     $   21.56     $   20.94     $   22.23     $   21.29
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS

   Net investment income                           0.01            0.03          0.14          0.17          0.21          0.21
   Net realized and unrealized gains               6.66            2.08          5.77          1.84          0.51          1.48
--------------------------------------------------------------------------------------------------------------------------------
     TOTAL FROM OPERATIONS                         6.67            2.11          5.91          2.01          0.72          1.69
--------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS:

   From net investment income                      --             (0.04)        (0.18)        (0.20)        (0.18)        (0.23)
   Excess distribution from net
     investment income                             --             (0.06)        (0.02)         --            --            --
   From net realized gains                        (1.66)          (3.99)        (2.70)        (1.19)        (1.83)        (0.52)
--------------------------------------------------------------------------------------------------------------------------------
     Total distributions                          (1.66)          (4.09)        (2.90)        (1.39)        (2.01)        (0.75)
--------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE

   End of period                              $   27.60       $   22.59     $   24.57     $   21.56     $   20.94     $   22.23
================================================================================================================================

Total investment return*                          30.46%           8.65%        28.62%        10.35%         3.26%         8.31%

Net assets at end of period (000's omitted)   $ 586,447       $ 498,178     $ 575,156     $ 523,364     $ 596,572     $ 659,904

RATIOS

   Expenses to average net assets                  1.21%**         1.21%         1.25%         1.23%         1.25%         1.25%
   Net investment income to
     average net assets                            0.07%**         0.14%         0.58%         0.74%         0.94%         1.09%
   Average brokerage commission rate***       $  0.0594       $  0.0581           n/a           n/a           n/a           n/a
   Portfolio turnover rate
     (excluding short-term securities)             22.1%           61.1%         89.7%        150.0%        163.0%        139.7%


* TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AT NET ASSET VALUE.

**  ANNUALIZED

*** BEGINNING IN FISCAL 1997, THE FUND IS REQUIRED TO DISCLOSE AN AVERAGE
    BROKERAGE COMMISSION RATE.

                              FINANCIAL HIGHLIGHTS
                                 IAI VALUE FUND

 PER SHARE DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
       AND SELECTED INFORMATION FOR EACH PERIOD INDICATED ARE AS FOLLOWS:


IAI VALUE FUND
                                                                                         Years ended
                                           Six months ended                               March 31,
                                             September 30,    ------------------------------------------------------------------
                                                 1997            1997          1996          1995          1994          1993
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE                              (UNAUDITED)

   Beginning of period                        $   11.66       $   12.42     $   11.17     $   11.63     $   11.63     $   11.06
--------------------------------------------------------------------------------------------------------------------------------

OPERATIONS

   Net investment income                          (0.01)           0.09          0.08          0.03          0.05          0.11
   Net realized and unrealized gains               3.46            0.68          2.19          0.38          1.45          0.56
--------------------------------------------------------------------------------------------------------------------------------
     Total from operations                         3.45            0.77          2.27          0.41          1.50          0.67
--------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:

   Net investment income                          (0.11)          (0.12)        (0.01)        (0.03)        (0.13)         --
   Net realized gains                             (0.47)          (1.41)        (1.01)        (0.84)        (1.37)        (0.10)
--------------------------------------------------------------------------------------------------------------------------------
     Total distributions                          (0.58)          (1.53)        (1.02)        (0.87)        (1.50)        (0.10)
--------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE

   End of period                              $   14.53       $   11.66     $   12.42     $   11.17     $   11.63     $   11.63
================================================================================================================================

Total investment return*                          30.39%           5.85%        21.07%         3.88%        12.70%         6.20%

Net assets at end of period (000's omitted)   $  29,860       $  29,439     $  42,009     $  40,601     $  35,282     $  24,643

RATIOS

   Expenses to average net assets                  1.25%**         1.25%         1.25%         1.25%         1.25%         1.25%
   Net investment income to
     average net assets                           (0.26%)**        0.61%         0.65%         0.31%         0.35%         0.68%
   Average brokerage commission rate***       $  0.0583       $  0.0600           n/a           n/a           n/a           n/a
   Portfolio turnover rate
     (excluding short-term securities)             10.2%           61.3%         73.4%        102.1%        191.9%        118.3%


* TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AT NET ASSET VALUE.

**  ANNUALIZED

*** BEGINNING IN FISCAL 1997, THE FUND IS REQUIRED TO DISCLOSE AN AVERAGE
    BROKERAGE COMMISSION RATE.

                          NOTES TO FINANCIAL STATEMENTS
          IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND

                               SEPTEMBER 30, 1997
                                   (UNAUDITED)

[1] SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The IAI Mutual Funds are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies, or series thereof. IAI Growth and Income Fund (Growth and Income Fund) is a separate portfolio of IAI Investment Fund VII, Inc., IAI Regional Fund (Regional Fund) is a separate portfolio of IAI Investment Funds IV, Inc. and IAI Value Fund (Value
Fund) is a separate portfolio of IAI Investment Funds VIII, Inc. The Funds have a primary objective of long-term appreciation through investments in equity securities. This report covers only the Growth and Income Fund, Regional Fund, and Value Fund (the Funds).

Significant accounting policies followed by the Funds are summarized below:

SECURITY VALUATION

Securities traded on national or inter-national securities exchanges are valued at the last reported sales price at the close of each business day. Securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available, the last reported bid price is used. Such valuations are obtained from pricing services or are supplied by dealers.

Short-term securities with maturities of 60 days or less from the date of initial acquisition are valued at amortized cost. Those securities with maturities greater than 60 days from the date of initial acquisition are marked-to-market on a daily basis.

Restricted securities for which there is no public market are valued at fair value in good faith under procedures established by the Board of Directors. Such securities represent $3,121,943 (2.9% of net assets) for Growth and Income Fund, $56,841,321 (9.6% of net assets) for Regional Fund and $3,027,229 (10.1% of net assets) for Value Fund. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

FUTURES AND OPTIONS CONTRACTS

In order to increase exposure to and hedge against changes in the market, the Funds may buy and sell futures contracts and options. The risks of entering into futures and option contracts include the possibility that changes in the value of these contracts may not correlate with changes in the underlying security.

Futures contracts are valued at the settlement price of the exchange on which they are traded. Upon entering into a futures contract, a Fund is required to deposit either cash or securities, representing the initial margin, equal to a certain percentage of the contract value. Subsequent changes in the value of the contract, or variation margin, are recorded daily as unrealized gains or losses. The variation margin is paid or received in cash daily by the Fund. The Fund realizes a gain or loss when the contract is closed or expires.

Options traded on an exchange are valued using the last sale price, and those traded over-the-counter are valued using dealer-supplied valuations, resulting in unrealized appreciation or depreciation being recorded.

                          NOTES TO FINANCIAL STATEMENTS
          IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND

                               SEPTEMBER 30, 1997
                                   (UNAUDITED)

[1] SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT.)

The Fund will realize a gain or loss upon expiration or closing of the option transaction.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FEDERAL TAXES

Since it is each Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders, no provision for income taxes is required. In order to avoid the payment of any federal excise taxes, each Fund is required to distribute substantially all of its net investment income and net realized gains on a calendar year basis. Distributions in excess of book basis net investment income (but which are not tax returns of capital) are presented as "excess distributions" in the statement of changes in net assets and the financial highlights.

Net investment income and net realized gains differ for financial statement and tax purposes primarily because of recognition of limited partnership income and the deferral of "wash sale" losses for tax purposes. The character of distributions made during the year from net investment income or net realized gains may also differ from its ultimate characterization for tax purposes.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

The Funds record security transactions on trade date, the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. The Funds amortize discount purchased on long-term bonds using the level yield method of amortization. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes. The Funds use the equity method of accounting for limited partnerships.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on the ex-date. Distributions from net investment income are made semi-annually. Capital gains, if any, are primarily distributed as of the end of the calendar year. Additional capital gains distributions as needed to comply with federal tax regulations are distributed during the year.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

                          NOTES TO FINANCIAL STATEMENTS
          IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND

                               SEPTEMBER 30, 1997
                                   (UNAUDITED)

[2] COMMITMENTS AND CONTINGENCIES

For purposes of obtaining certain types of insurance coverage for the Funds and its officers and directors, the Funds are policyholders in an industry-sponsored mutual insurance company (the Company). In connection with their obligations as policyholders, the Funds are committed to make future capital contributions, if requested by the Company.

Growth and Income Fund, Regional Fund, and Value Fund have available lines of credit of $15,000,000, $15,000,000 and $9,300,000, respectively, with a bank at the prime interest rate. To the extent funds are drawn against the line, securities are held in a segregated account. No compensating balances or commitment fees are required under the line of credit. There were no borrowings outstanding at September 30, 1997.

Included in other assets and realized gains is $909,805 of net proceeds from a litigation proceeding concerning a security previously held by the Regional Fund and for which Regional Fund is one of several plantiffs. A settlement agreement has been entered into which will result in the payment of the aforementioned net proceeds on or about May 1, 1998.

At September 30, 1997, the Funds are committed to invest additional amounts in certain limited partnership investments held, as follows:


LIMITED PARTNERSHIP INVESTMENT COMMITMENTS

-----------------------------------------------------------------------------------------------------
                                            GROWTH AND INCOME FUND     REGIONAL FUND      VALUE FUND
-----------------------------------------------------------------------------------------------------
Agio Capital Partners I L.P.                      $      --             $ 1,125,000        $     --
Alta Berkeley III L.P.                               56,000                 113,000              --
Ampersand Specialty Materials & Chemicals II L.P.   100,000                 150,000          50,000
Greenwich Street Capital Partners L.P.                   --               3,220,000              --
Pathfinder Venture Capital Fund III L.P.                 --                  50,000              --
Spectrum Equity Investors L.P.                           --                 470,000              --
-----------------------------------------------------------------------------------------------------
Total commitments                                 $ 156,000             $ 5,128,000        $ 50,000
=====================================================================================================


Default by a limited partner of payment of a properly requested capital contribution, other than default due to a legal determination that such contribution need not be made, would result in forfeiture of such limited partner's interest in any future profits and loss in the partnership and removal from the limited partnership.

The Funds' management intends to finance the aforementioned commitments with available cash or with proceeds from the sale of investments in short-term securities. Each Fund maintains in a segregated account an amount equal to its aggregate unpaid commitments.

                          NOTES TO FINANCIAL STATEMENTS
          IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND

                               SEPTEMBER 30, 1997
                                   (UNAUDITED)

[3] FEES AND EXPENSES

Under the terms of each Fund's Management Agreement, Investment Advisers, Inc. (Advisers) is required to pay for all expenses of each Fund, except certain costs (primarily those incurred in the purchase and sale of assets, taxes, interest and extraordinary expenses ), in return for each Fund paying an all inclusive management fee (unified fee) to Advisers. The fee is equal to an annual rate of 1.25% declining to 1.10% (1.00% for Growth and Income Fund) of average daily net assets. This fee is paid monthly. The Management Agreements further provide that Advisers will either reimburse the Funds for the fees and expenses it pays to Directors who are not "interested persons" of the Funds or reduce its fee by an equivalent amount.

[4] CAPITAL STOCK

Growth and Income Fund has authorized 10 billion shares of $.10 par value stock; Regional Fund and Value Fund each have authorized 10 billion shares of $.01 par value stock. Transactions in shares of capital stock during the periods indicated were as follows.

                                    GROWTH AND INCOME                       REGIONAL                           VALUE
                                          FUND                                FUND                              FUND
---------------------------------------------------------------------------------------------------------------------------------
                            Six months ended    Year ended     Six months ended     Year ended    Six months ended    Year ended
                              September 30,      March 31,       September 30,       March 31,      September 30,      March 31,
                                  1997             1997              1997              1997             1997             1997
---------------------------------------------------------------------------------------------------------------------------------
SOLD                             813,773        2,284,028           810,249          2,707,762        427,184         1,484,142

ISSUED FOR REINVESTED
DISTRIBUTIONS                    190,494          860,881         1,393,880          3,783,653         99,526           335,216

REDEEMED                      (1,098,106)      (2,561,834)       (3,003,579)        (7,853,235)      (996,518)       (2,676,973)
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
SHARES OUTSTANDING               (93,839)         583,075          (799,450)        (1,361,820)      (469,808)         (857,615)
--------------------------------------------------------------------------------------------------------------------------------


                          NOTES TO FINANCIAL STATEMENTS
          IAI GROWTH AND INCOME FUND, IAI REGIONAL FUND, IAI VALUE FUND

                               SEPTEMBER 30, 1997
                                   (UNAUDITED)

[5] INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES

For the six months ended September 30, 1997, purchases of securities and sales proceeds, other than investments in short-term securities, for the Funds were as follows:

                                  Purchases                 Sales
-----------------------------------------------------------------------
GROWTH AND INCOME FUND          $  11,509,495           $  14,685,140
REGIONAL FUND                   $ 109,083,647           $ 142,324,847
VALUE FUND                      $   2,873,264           $  10,153,693


RESTRICTED SECURITIES

Included in the Funds' portfolios of investments in securities at September 30, 1997 are issues which generally cannot be offered for sale to the public without first being registered under the Securities Act of 1933 ("restricted securities"). Such securities are generally illiquid.

Each Fund limits investments in securities which are not readily marketable to 15% of its net assets at the time of purchase. This limitation does not include Rule 144A securities that have been determined to be liquid based upon guidelines approved by the Funds' Board of Directors.

                             IAI MUTUAL FUND FAMILY

TO DIVERSIFY YOUR PORTFOLIO, PLEASE CONSIDER ALL OF THE MUTUAL FUNDS IN OUR FUND FAMILY

                                                      SECONDARY
IAI FUND                      PRIMARY OBJECTIVE       OBJECTIVE              PORTFOLIO COMPOSITION
 ...................................................................................................................................
IAI DEVELOPING                Capital Appreciation    --                     Equity securities of companies in developing countries
COUNTRIES FUND

-----------------------------------------------------------------------------------------------------------------------------------

IAI INTERNATIONAL FUND        Capital Appreciation    Income                 Equity securities of non-U.S. companies

-----------------------------------------------------------------------------------------------------------------------------------

IAI EMERGING GROWTH FUND      Capital Appreciation    --                     Common stocks of small- to medium-sized
                                                                             emerging growth companies

-----------------------------------------------------------------------------------------------------------------------------------

IAI CAPITAL                   Capital Appreciation    --                     Common stocks of small- to medium-sized
APPRECIATION FUND                                                            growth companies

-----------------------------------------------------------------------------------------------------------------------------------

IAI MIDCAP GROWTH FUND        Capital Appreciation    --                     Common stocks of medium-sized growth companies

-----------------------------------------------------------------------------------------------------------------------------------

IAI REGIONAL FUND             Capital Appreciation    --                     Common stocks of Upper Midwest companies

-----------------------------------------------------------------------------------------------------------------------------------

IAI GROWTH FUND               Capital Appreciation    --                     Common stocks with potential for above-average
                                                                             growth and appreciation

-----------------------------------------------------------------------------------------------------------------------------------

IAI VALUE FUND                Capital Appreciation    --                     Common stocks which are considered to be undervalued

-----------------------------------------------------------------------------------------------------------------------------------

IAI GROWTH AND INCOME FUND    Capital Appreciation    Income                 Common stocks with potential for long-term
                                                                             appreciation, and common stocks that are expected to
                                                                             produce income
-----------------------------------------------------------------------------------------------------------------------------------

IAI BALANCED FUND             Total Return            Income                 Common stocks, investment-grade bonds and
                              [CAPITAL APPRECIATION                          short-term instruments
                              + INCOME]
-----------------------------------------------------------------------------------------------------------------------------------

IAI BOND FUND                 Income                  Capital Preservation   Investment-grade bonds

-----------------------------------------------------------------------------------------------------------------------------------

IAI GOVERNMENT FUND           Income                  Capital Preservation   U.S. Government securities

-----------------------------------------------------------------------------------------------------------------------------------

IAI RESERVE FUND              Stability/Liquidity     Income                 The portfolio has a maximum average maturity of 25
                                                                             months, investing primarily in investment-grade bonds

-----------------------------------------------------------------------------------------------------------------------------------

IAI MONEY MARKET FUND         Stability/Liquidity     Income                 The portfolio's average dollar-weighted maturity is
                                                                             less than 90 days, investing in high quality, money
                                                                             market securities
-----------------------------------------------------------------------------------------------------------------------------------


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                               INVESTMENT ADVISER
                                   AND MANAGER

                            Investment Advisers, Inc.
                                  P.O. Box 357
                         Minneapolis, MN 55440-0357 USA
                                  800.945.3863
                                  612.376.2700
                             http://www.iaifunds.com


                                    CUSTODIAN
                          Norwest Bank Minnesota, N.A.
                               Sixth and Marquette
                              Minneapolis, MN 55479


                                  LEGAL COUNSEL
                              Dorsey & Whitney LLP
                             220 South Sixth Street
                              Minneapolis, MN 55402


                              INDEPENDENT AUDITORS
                              KPMG Peat Marwick LLP
                               4200 Norwest Center
                              Minneapolis, MN 55402


                                    DIRECTORS
                                 Madeline Betsch
                               W. William Hodgson
                                 George R. Long
                                  Noel P. Rahn
                                J. Peter Thompson
                               Charles H. Withers

                                     [LOGO]
                                       IAI
                                  MUTUAL FUNDS


   3700 FIRST BANK PLACE, P.O. BOX 357, MINNEAPOLIS, MINNESOTA 55440-0357 USA
                                FAX 612.376.2737

                                  800.945.3863
                                  612.376.2700